UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2016

Talen Energy Corporation (Exact name of registrant as specified in its charter)
Delaware	1-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Talen Energy Supply, LLC (Exact name of registrant as specified in its charter)
Delaware	1-32944	23-3074920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On September 26, 2016, Susquehanna Nuclear, LLC, an indirect, wholly owned subsidiary of Talen Energy Corporation, issued a press release regarding a planned maintenance outage on Unit 2 at the Susquehanna nuclear power plant in Luzerne County, Pennsylvania. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	99.1 -	Press Release dated September 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Russell R. Clelland
Russell R. Clelland Vice President and Treasurer

Dated:  September 27, 2016